                                                                    Exhibit 3.3

                           AMENDED AND RESTATED BYLAWS

                                       OF

                          SIERRA HEALTH SERVICES, INC.

                             (a Nevada Corporation)

                       Effective June 4, 1984, as Amended
                           And Restated June 14, 1994

                                TABLE OF CONTENTS

                                                                                                        Page No.
                                                                                                        --------
ARTICLE I
     Offices and Fiscal Year
           SECTION 1.01.            Principal Executive Office.................................................1
           SECTION 1.02.            Other Offices..............................................................1
           SECTION 1.03.            Fiscal Year................................................................1

ARTICLE II
     Meetings of Stockholders

ARTICLE III
     Directors and Management

           SECTION 3.06.            Removal 7

ARTICLE IV
     Notice - Waivers
           SECTION 4.01.            Notice....................................................................10
           SECTION 4.02.            Waivers of Notice.........................................................10

ARTICLE V
     Officers

ARTICLE VI
     Certificates of Stock, Transfer, Etc.

ARTICLE VII
     Indemnification of Corporate Agents
           SECTION 7.01.            Indemnification of Authorized Representatives in
                                    Third Party Proceedings...................................................14
           SECTION 7.02.            Indemnification of Authorized Representatives in

ARTICLE VIII
     Corporate Records
           SECTION 8.01.            Access to Records of Corporation..........................................17
           SECTION 8.02.            Stockholders' Rights of Inspection........................................17

ARTICLE IX
     Director's Inspection of Records
           SECTION 9.01.            Absolute Right of Director to Inspect Records.............................18

ARTICLE X
     Miscellaneous

                           AMENDED AND RESTATED BYLAWS

                                       OF

                          SIERRA HEALTH SERVICES, INC.

                             (a Nevada Corporation)

                                    ARTICLE I

                             Offices and Fiscal Year

     SECTION 1.01. Principal Executive Office. The principal executive office of the  corporation  in the State of Nevada  shall be at 2724 North Tenaya Way, Las
Vegas, Nevada 89128, until otherwise  established by a vote of a majority of the
Board of Directors  in office,  and a statement of such change is filed with the
Secretary of State.

     SECTION 1.02. Other Offices.  The corporation may also have offices at such other places within or without the State of Nevada as the Board of Directors may from time to time appoint or the business of the corporation require.

     SECTION  1.03.  Fiscal Year.  The fiscal year of the  corporation  shall be established by a vote of a majority of the Board of Directors.

                                   ARTICLE II

                            Meetings of Stockholders

     SECTION 2.01.  Place of Meeting.  All meetings of the  stockholders  of the corporation  shall be held at the principal  executive office of the corporation unless  another  place is  designated by the Board of Directors in the notice of such meeting.

     SECTION 2.02.  Annual Meeting.  The Board of Directors may fix the date and time of the annual meeting of the stockholders,  but if no such date and time is fixed by the  board,  the  meeting  for any  calendar  year shall be held on the second  Tuesday of June in such year,  if not a legal  holiday under the laws of
Nevada, and, if a legal holiday, then on the next succeeding business day, not a
Saturday,  at 10:00 a.m., and at said meeting the stockholders  then entitled to vote  shall  elect  directors  and shall  transact  such other  business  as may properly  be brought  before the  meeting;  provided,  however,  that unless the notice of meeting,  or waiver of notice of such meeting,  sets forth the general nature of any proposal to (1) approve or ratify a contract or transaction with a director or with a  corporation,  firm or association in which a director has an interest;  (2) amend the  Articles of  Incorporation  of this  corporation;  (3)
approve a reorganization or merger involving this corporation; (4) elect to wind up and dissolve  this  corporation;  or (5) effect a plan of  distribution  upon liquidation  otherwise  than  in  accordance  with  liquidation  preferences  of outstanding  shares  with  liquidation  preferences,  no  such  proposal  may be approved at an annual meeting.

     SECTION 2.03. Special Meetings. Special meetings of the stockholders of the corporation  for any  purpose  or  purposes  may be  called  at any  time by the president or by the Board of Directors,  or by stockholders  entitled to cast at least 10 percent of the votes which all stockholders are entitled to cast at the particular meeting.

     At any time, upon written request to the chairman of the board,  president, vice-president  or  secretary by any person  (other than the board)  entitled to call a special meeting of stockholders, the officer forthwith shall cause notice to be given to the stockholders  entitled to vote that a meeting will be held at a time requested by the person or persons calling the meeting,  not less than 35 nor more than 60 days  after the  receipt of the  request.  If the notice is not given within 20 days after receipt of the request,  the persons entitled to call the meeting may give the notice.

     SECTION  2.04.  Notice  of  Meetings.  Written  notice of  meetings  of the stockholders,  whether annual or special,  shall be given to each stockholder of record  entitled to vote at the  meeting,  not less than 10 days (or, if sent by third-class  mail, 30 days),  nor more than 60 days,  prior to the day named for the meeting.  Every notice of a special  meeting shall state briefly the purpose or purposes  thereof,  and no business,  other than the specified in such notice and matters germane thereto,  shall be transacted at any special meeting.  Every notice of an annual meeting shall state those matters (including nominees to the
Board of  Directors  which  management  intends to  present)  which the Board of
Directors  intends,  at the  time  the  notice  is  mailed,  to  present  to the stockholders  for action,  but, subject to Section 2.02 above, any proper matter may be presented to the meeting for action.

     SECTION 2.05.  Quorum,  Manner of Acting and  Adjournment.  The presence in person or by proxy of  stockholders  holding at least a  majority  of the voting power is  necessary  to  constitute  a quorum for the  transaction  of business.
Treasury  shares  shall  not be  counted  in  determining  the  total  number of outstanding shares for voting purposes. The stockholders present in person or by proxy at a duly organized meeting may continue to do business until adjournment, notwithstanding  withdrawal of enough  stockholders to leave less than a quorum, if any action taken (other than  adjournment) is approved by at least a majority of the shares required to constitute a quorum.

     If a meeting  cannot be organized  because a quorum has not  attended,  the stockholders  entitled to vote and present in person or represented by proxy may adjourn  the meeting to such time and place as they may  determine.  At any such adjourned  meeting  at which a  quorum  may be  present,  such  business  may be transacted as might have been transacted at the meeting as originally called.

     No notice of any adjourned  meeting of the  stockholders of the corporation shall be required to be given, except by announcement at the meeting, unless the adjournment  is for more than 45 days unless after the  adjournment a new record date is fixed for the adjourned meeting.

     SECTION  2.06.  Organization.  At every  meeting of the  stockholders,  the chairman  of the board,  if there be one, or in the case of vacancy in office or absence of the chairman of the board,  one of the following  officers present in the  order  stated:  the  vice-chairman  of the  board,  if  there  be one,  the president,  the  vice-presidents  in their  order of rank  and  seniority,  or a chairman  chosen by the  stockholders  entitled  to cast a majority of the votes which all stockholders present in person or by proxy are entitled to cast, shall act as  chairman,  the  secretary,  or,  in the  absence  of the  secretary,  an assistant  secretary,  or in the  absence of both the  secretary  and  assistant secretaries, a person appointed by the chairman, shall act as secretary.

     SECTION 2.07.  Voting.  Every stockholder  entitled to vote at a meeting of stockholders  or to express  consent or dissent to  corporate  action in writing without  a meeting  may  designate  another  person  or  persons  to act for the stockholder  by proxy.  Without  limiting the manner in which a stockholder  may authorize  another  person or  persons  to act for him as proxy,  the  following constitute valid means by which a stockholder may grant such authority:

          (a) A stockholder may execute a writing  authorizing another person or persons  to act for him as  proxy.  Execution  may be  accomplished  by the signing  of the  writing  by the  stockholder  or his  authorized  officer, director,  employee or agent or by causing the signature of the stockholder to be affixed to the writing by any reasonable  means,  including,  but not limited to, a facsimile signature.

          (b) A stockholder  may authorize  another person or persons to act for him as proxy by transmitting or authorizing the transmission of a telegram, cablegram or other means of electronic  transmission to the person who will be the  holder of the proxy or to a firm  which  solicits  proxies  or like agent who is  authorized  by the person who will be the holder of the proxy to receive the transmission. Any such telegram, cablegram or other means of electronic  transmission  must  either  set  forth  or  be  submitted  with information from which it can be determined that the telegram, cablegram or other electronic  transmission was authorized by the stockholder.  If it is determined that the telegram, cablegram or other electronic transmission is valid,  the  persons  appointed  by the  corporation  to count the votes of stockholders  and  determine  the  validity of proxies and ballots or other persons making those determinations must specify the information upon which they relied.

          Any copy, communication by telecopier,  or other reliable reproduction of the writing or transmission  created  pursuant to the foregoing,  may be substituted for the original  writing or  transmission  for any purpose for which the  original  writing or  transmission  could be used,  if the copy,
     communication   by  telecopier,   or  other   reproduction  is  a  complete
     reproduction of the entire original writing or transmission.

          Every proxy shall be filed with the secretary of the  corporation.  No proxy shall be valid after 6 months from the date of its  creation,  unless it is coupled with an interest,  or unless the stockholder  specifies in it the length  for which it is to  continue  in force,  which may not exceed 7 years from the date of its creation.  Subject to the restrictions set forth herein,  any proxy  properly  created is not revoked and  continues in full force and effect until another instrument or transmission  revoking it or a properly created proxy bearing a later date is filed with or transmitted to the secretary of the corporation or another person or persons  appointed by the  corporation  to count  the votes of  stockholders  and  determine  the validity  of proxies  and  ballots,  or unless the person  giving the proxy attends the meeting and votes in person.  A proxy which  states on its face that it is irrevocable will be irrevocable for the period of time specified in the proxy, if held by a person (or nominee of a person) specified by law to have sufficient interest to make such proxy irrevocable and only so long as he shall have such  interest.  A proxy shall not be revoked by the death or  incapacity  of the maker  unless,  before  the vote is  counted  or the authority  is  exercised,  written  notice of such death or  incapacity  is received by the corporation.

          Except when a record date has been fixed,  every stockholder of record at the close of  business on the  business  day next  preceding  the day on which  notice is given shall be  entitled to notice of every  stockholders'
     meeting,  or, if notice is waived, every stockholder of record at the close of business on the business day next preceding the day on which the meeting is held shall be entitled to vote at every stockholders' meeting.

          Each  stockholder  entitled  to vote is  entitled to one vote for each share except that at any election of directors, each stockholder possessing voting  power shall be entitled to as many votes as equal the number of his shares of stock  multiplied  by the number of directors to be elected,  and such holder may cast all such votes for a single director or may distribute them among the  number to be voted for or any two or more of them,  as such stockholder may see fit. The  stockholders  and any  proxyholders  for such stockholders  shall be entitled to exercise the right of cumulative  voting at any meeting held for the election of directors if:

          (1)  Before the vote for election of directors,  a stockholder  of the corporation  shall have given written  notice to the president or secretary of the corporation  that the  stockholder  desires that the voting for the election of directors be cumulative; and

          (2)  the notice is given not less than 48 hours  before the time fixed for  holding the  meeting,  if notice of the meeting has not been given at  least  10 days  before  the  date of the  meeting,  and otherwise  not less  than 24 hours  before  the  meeting.  At the meeting,  before the  commencement  of voting for the election of directors,  an  announcement of the giving of notice must be made by the  chairman  or the  secretary  of the  meeting  or by or on behalf of the stockholder giving the notice.

                    Notice to stockholders  of the requirement of  subparagraphs
               (1) and (2) shall be contained in the notice  calling the meeting or in the proxy material accompanying such notice.

                    Any holder of shares entitled to vote on any matter may vote part of his  shares in favor of the  proposal  and  refrain  from voting the remaining shares or vote them against the proposal. If a  stockholder  fails to specify  the number of shares that he is voting  affirmatively,  it will be conclusively presumed that the stockholder's  approving vote is with respect to all shares which such stockholder is entitled to vote.

     SECTION 2.08. Voting Lists. The officer or agent of the corporation  having charge of the transfer books for shares of the corporation  shall make, at least
5 days before each meeting of stockholders,  a complete list of the stockholders entitled  to vote at the  meeting,  arranged  in  alphabetical  order,  with the address  of and the number of shares  held by each,  which list shall be kept on file at the  registered  office  of the  corporation,  and shall be  subject  to inspection  by any  stockholder  at any time during usual  business  hours.  The original share ledger or transfer book, or a duplicate thereof,  kept in Nevada, shall be prima facie evidence as to who are the stockholders entitled to examine such list or share ledger or transfer  book,  or to vote, in person or by proxy, at any meeting of stockholders.

     SECTION 2.09.  Ballots:  Inspectors  of Election.  The vote upon any matter need not be by ballot, except that elections for directors shall be by ballot if a stockholder so demands at the meeting and before the voting begins. In advance of any meeting of stockholders, the Board of Directors may appoint inspectors of election,  who  need  not  be  stockholders,  to  act  at  such  meeting  or any adjournment  thereof.  If  inspectors  of  election  are not so  appointed,  the chairman of any such meeting may, and upon the demand of any  stockholder or the stockholder's  proxy at the  meeting  and before  voting  begins  shall  appoint inspectors of election.  The number of inspectors  shall be either one or three, as  determined,  in the event  that of  inspectors  appointed  upon  demand of a stockholder,  by stockholders  present  entitled to cast a majority of the votes which all stockholders  present are entitled to cast thereon. No person who is a candidate for office shall act as an inspector.  In case any person appointed as inspector  fails to appear or fails or refuses to act, the vacancy may be filled by appointment made by the Board of Directors in advance of the convening of the meeting, or at the meeting by the chairman of the meeting.

     If inspectors of election are appointed as aforesaid,  they shall determine the  number of shares  outstanding  and the  voting  power of each,  the  shares represented  at the  meeting,  the  existence  of a  quorum,  the  authenticity, validity and effect of proxies, receive votes or ballots, hear and determine all challenges  and  questions  in any way arising in  connection  with the right to vote,  count and tabulate all votes,  determine the result,  and do such acts as may be proper to conduct the election or vote with fairness to all stockholders.
If there be three inspectors of election,  the decision, act or certificate of a majority shall be effective in all respects as the decision,  act or certificate of all.

     On request of the  chairman  of the  meeting or of any  stockholder  or the stockholder's  proxy,  the  inspectors  shall  make a report in  writing  of any challenge or question or matter determined by them, and execute a certificate of any fact found by them.

     SECTION  2.10.  Determination  of  Stockholders  of  Record.  The  Board of
Directors  may fix a date,  not more than 60 nor less than 10 days  prior to the date of such  meeting of  stockholders,  nor more than 60 days prior to the date fixed for the  payment  of any  dividend  or  distribution,  or the date for the allotment of rights,  or the date when any change or  conversion  or exchange of shares will be made or go into effect, as a record date for the determination of the  stockholders  entitled  to notice of, or to vote at, any such  meeting,  or entitled to receive payment of any such dividend or distribution,  or to receive any such  allotment of rights,  or to exercise the rights in respect to any such change,  conversion  or  exchange  of  shares;  and in such case,  if  otherwise entitled,  all stockholders of record on the date so fixed, and no others, shall be entitled to notice of or to vote at, such meeting,  or to receive  payment of such  dividend  or  distribution  or to receive  such  allotment  of rights,  or exercise such rights,  as the case may be,  notwithstanding  any transfer of any shares  on the books of the  corporation  after any such  record  date  fixed as aforesaid.

     In the event any  meeting of  stockholders  is  adjourned  for more than 45 days,  the board shall fix a new record date for  purposes of giving  notice of, and  determining  the  holders of shares  entitled  to vote at,  such  adjourned meeting.

     SECTION  2.11.  Consent of  Stockholders  in Lieu of  Meeting.  Any action, except for the  election of  directors,  required or  permitted to be taken at a meeting of the  stockholders  may be taken  without a meeting and without  prior notice if a consent or consents in writing,  setting  forth the action so taken, shall be signed by stockholders holding at least a majority of the voting power, except that if a different  proportion  of voting  power is required for such an action at a meeting, then that proportion of written consents is required.

     SECTION 2.12. Participation by Telephone or Similar Means. Stockholders may
participate in a meeting of stockholders  by means of a telephone  conference or similar  method of  communication  by which  all  persons  participating  in the meeting  can hear  each  other.  Participation  in a  meeting  pursuant  to this subsection constitutes presence in person at the meeting.

                                   ARTICLE III

                            Directors and Management

     SECTION  3.01.  Powers.  The Board of  Directors  shall  have full power to conduct, manage, and direct the business and affairs of the corporation; and all powers of the corporation,  except those specifically reserved or granted to the stockholders  by statute or by the articles or these bylaws,  are hereby granted to and vested in the Board of Directors.

     SECTION 3.02.  Election,  Number and Term of Office. The board of directors shall be not less than 3 nor more than 9 directors;  provided,  however, that in cases  where all the shares of the  corporation  are owned  beneficially  and of record by 1 or 2  stockholders,  the number of directors  may be less than 3 but not less than the number of  stockholders.  The number of directors may be fixed from time to time exclusively by the Board of Directors pursuant to a resolution adopted by a majority of the directors.  The number of directors  shall be fixed from time to time by the Board of Directors. The directors shall be divided into two (2) classes, as nearly equal in number as possible,  with the term of office of the  first  class and the term of  office  of the  second  class to expire in alternating years. At each annual meeting of stockholders,  directors elected to succeed those  directors whose terms expire at such meeting shall be elected for a term  of  office  to  expire  at  the  second  succeeding  annual  meeting  of stockholders  after this  election.  Directors  shall be elected to serve  their respective  terms and until a successor  shall have been elected and  qualified, except  in the event of death,  resignation  or  removal.  No  director  will be
eligible   to  be  elected  to  the  Board  after   reaching   the  age  of  78.
Notwithstanding the foregoing, at least one-fourth in number of the directors of the Corporation shall be elected annually.

     SECTION 3.03. Organization. At every meeting of the Board of Directors, the chairman  of the  board,  if there be one,  or, in the case of a vacancy  in the office or absence of the chairman of the board,  one of the  following  officers present in the order stated:  vice-chairman  of the board, if there be one , the president,  the  vice-presidents  in their  order of rank  and  seniority,  or a chairman chosen by a majority of the directors present,  shall preside,  and the secretary, or in the absence of the secretary, an assistant secretary, or in the absence of the secretary and the assistant secretaries,  any person appointed by the chairman of the meeting, shall act as secretary.

     SECTION  3.04.  Resignations.  Any director of the  corporation  may resign effective  upon  giving  written  notice  to  the  chairman  of the  board,  the president,  the secretary, or the Board of Directors of the corporation,  unless the notice specifies a later time for the effectiveness of such resignation.  If the  resignation  is effective  at a future time, a successor  may be elected to take office when the resignation becomes effective.

     SECTION  3.05.  Vacancies.  A vacancy or  vacancies  in the board  shall be deemed to exist in the case of death,  resignation,  or removal of any director, or if the authorized  number of directors be increased,  or if the  stockholders fail, at any annual or special  meeting of stockholders at which any director or directors are elected,  to elect the full  authorized  number of directors to be voted for at the meeting.  The board may declare vacant the office of a director who has been  declared of unsound  mind by an order of court or  convicted  of a felony.

     Any vacancy or vacancies in the Board of Directors,  except those resulting from  removal  of a  director,  may be filled by a vote of the  majority  of the remaining  members of the Board of Directors though less than a quorum or by the sole remaining director,  at any regular or special meeting; and the director or directors so elected shall continue in office until the next annual  election of directors of the corporation and until their  successors shall have been elected and qualified, or until their death, resignation or removal.

     The  stockholders  may elect a director at any time to fill any vacancy not filled by the directors.  Any such election requires the affirmative vote of the majority of the shares  represented and voting at a duly held meeting at which a quorum is present (which shares voting  affirmatively also constitute at least a majority of the required quorum).

     SECTION  3.06.  Removal.  All or any of the  directors  may be removed from office  without  assigning  any  cause,  by  the  vote  or  written  consent  of stockholders  representing at least two-thirds of the voting power of the issued and  outstanding  stock  entitled to voting  power,  except  that no  individual director may be removed  under the  provisions  of this Section  except upon the vote of stockholders  owning sufficient shares to have prevented his election to office  in the  first  instance.  A  director  may not be  removed  prior to the expiration of such  director's term of office except as provided in Section 3.05 and in this Section 3.06.  Any reduction of the  authorized  number of directors does not remove any director prior to the expiration of such  director's term of office.

     SECTION 3.07. Place of Meeting. The Board of Directors may hold its meeting at such place or places  within  Nevada,  or elsewhere as the Board of Directors may from time to time appoint, or as may be designated in the notice calling the meeting.

     SECTION 3.08. Organization Meeting.  Immediately after each annual election of directors or other meeting at which the entire Board of Directors is elected, the newly elected Board of Directors shall meet for the purpose of organization, election of officers,  and the transaction of other business, at the place where said election of directors  was held.  Notice of such meeting need not be given.
Such organization  meeting may be held at any other time or place which shall be specified in a notice given as hereinafter  provided for special  meeting of the
Board of Directors.

     SECTION 3.09. Regular Meetings.  Regular meetings of the Board of Directors shall be held at such time and place as shall be designated from time to time by resolution  of the Board of  Directors.  If the date fixed for any such  regular meeting be a legal  holiday under the laws of the state where such meeting is to be held, then the same shall be held on the next succeeding  business day, not a
Saturday,  or at such other time as may be determined by resolution of the Board of Directors.  At such meetings,  the directors  shall transact such business as may properly be brought before the meeting.  Notice of regular meetings need not be given.

     SECTION 3.10. Special Meetings.  Special meetings of the Board of Directors shall be held whenever called by the president or by 2 or more of the directors.
Notice of each such meeting  shall be given to each  director by telephone or in writing  at least  24  hours  (in the case of  notice  delivered  personally  be telephone  or by  telegram) or 4 days (in the case of notice by mail) before the time at which the meeting is to be held.  Every such notice shall state the time and place of the meeting.

     SECTION 3.11. Quorum, Manner of Acting, and Adjournment.  A majority of the authorized  number of  directors  shall be present  at each  meeting in order to constitute  a quorum  for the  transaction  of  business.  Except  as  otherwise specified in the articles or these bylaws or provided by statute, the act of the directors holding a majority of the voting power of the directors,  present at a meeting at which a quorum is present shall be the act of the Board of Directors.
In the absence of a quorum, a majority of the directors  present may adjourn the meeting  from  time to time  until a quorum  is  present,  and no  notice of any adjourned meeting need be given, other than by announcement at the meeting.  The directors  shall act only as a board and the individual  directors shall have no power as  such;  provided,  however,  that any  action  which  may be taken at a meeting of the board may be taken  without a meeting if a consent or consents in writing  setting  forth  the  action  so  taken  shall be  signed  by all of the directors and shall be filed with the minutes of the proceedings of the board.

     SECTION 3.12.  Delegation of Board  Authority to  Committees.  The Board of
Directors may designate  one or more  committees,  each of which must include at least one director.  The appointment of members of a committee requires the vote of a majority of the whole Board of Directors.

     Except as otherwise provided in this Section, the Executive  Committee,  if any, shall have and exercise all of the authority of the board in the management of the business and affairs of the  corporation  and any other  committee  shall have and  exercise  the  authority  of the board to the extent  provided  in the resolution designating the committee.

     Any such  committee of the board shall have the authority and powers of the board in the management of the business and affairs of the  corporation,  except with  respect to the approval of any action  which also  requires  stockholders'
approval or approval of outstanding shares.

     A  majority  of  the  members  designated  to a  committee,  or  alternates designated  to replace  them as provided in this  Section,  shall  constitute  a quorum for the transaction of business and the acts of a majority of the members designated  to a  committee  or  their  replacements  shall  be the  acts of the committee.

     Each committee  shall keep regular  minutes of its  proceedings  and report such proceedings periodically to the Board of Directors.

     Sections 3.09, 3.10 and 3.11 shall apply mutatis  mutandis to committees of the Board of Directors. ------- --------

     SECTION 3.13. Interested Directors or Officers; Quorum.

          (1)  No contract or other transaction  between the corporation and one or more of its directors or officers,  or between the corporation and any corporation,  firm or association in which one or more of its  directors  or  officers  are  directors  or  officers or are financially interested, shall be void or voidable solely for this reason or solely  because any such  director or officer  shall be present at the meeting of the Board of  Directors  or a committee thereof which authorizes or approves the contract or transaction, or because  the vote or votes of common or  interested  directors shall be counted for that purpose, if the circumstances specified in any of the following paragraphs exist:

                    (a)  The  fact  of  the  common   directorship,   office  or
                         financial  interest is  disclosed or known to the Board
                         of Directors or committee and noted in the minutes, and
                         the board or committee authorizes, approves or ratifies
                         the  contract  or  transaction  in good faith by a vote
                         sufficient for the purpose without counting the vote or
                         votes  of  the  common  or   interested   director   or
                         directors;

                    (b)  The  fact  of  the  common   directorship,   office  or
                         financial   interest  is  disclosed  or  known  to  the
                         stockholders,  and they  approve or ratify the contract
                         or  transaction  in good  faith by a  majority  vote or
                         written consent of  stockholders  holding a majority of
                         the voting power. The votes of the common or interested
                         directors or officers shall be counted in any such vote
                         of stockholders;

                    (c)  The  fact  of  the  common   directorship,   office  or
                         financial  interest  is not  disclosed  or known to the
                         director  or  officer  at the time the  transaction  is
                         brought   before   the  Board  of   Directors   of  the
                         corporation for action; or

                    (d)  The  contract  or   transaction   is  fair  as  to  the
                         corporation at the time it is authorized or approved.

          (2)  Common or interested  directors may be counted in determining the presence of a quorum at a meeting of the Board of  Directors or a committee  thereof  which  authorizes,  approves  or  ratifies  a contract  or  transaction,  and if the  votes  of the  common  or interested  directors  are not  counted at such  meeting,  then a majority of the disinterested directors may authorize, approve or ratify such contract or transaction.

     SECTION 3.14.Fees. Each director shall be paid such reasonable fee, if any, as shall be fixed by the Board of  Directors  for each  meeting  of the Board of
Directors or committee of directors  which such director shall attend and may be paid such other  compensation  for services as a director as may be fixed by the
Board of Directors.

     SECTION  3.15.Participation  by Telephone or Similar Means.  Members of the
board or of any committee  designated by such board may participate in a meeting of the board,  or  committee  of the board by means of  conference  telephone or similar  method of  communication  by which  all  persons  participating  in the meeting can hear each other. Participation in a meeting pursuant to this Section shall constitute presence in person at such meeting.  Each person  participating in the meeting shall sign the minutes thereof.

                                   ARTICLE IV

                                Notice - Waivers

     SECTION 4.01.Notice. Whenever written notice is required to be given to any person  under the  provisions  of the  articles,  these  bylaws,  or the  Nevada
Corporations  Code,  it may be given to such  person,  either  personally  or by sending a copy thereof by first-class  mail (or if the  corporation has at least
500  stockholders  of record,  by third-class  mail),  or other means of written communication,  charges prepaid,  to the address of such person appearing on the books of the corporation,  or supplied by such person to the corporation for the purpose of notice.  If the notice is sent by mail or by  telegraph,  it shall be deemed to have been given to the person  entitled  thereto when deposited in the
United States mail or with a telegraph office for transmission to such person. A notice of a meeting shall specify the place,  day and hour of the meeting and in the case of a  special  meeting  of  stockholders,  the  general  nature  of the business to be transacted.

     SECTION 4.02.Waivers of Notice.  Whenever any written notice is required to be given under the  provisions  of the  articles,  these  bylaws,  or the Nevada
Corporations Code, a waiver thereof, in writing, signed by the person or persons entitled to such notice,  whether before or after the time stated therein, shall be deemed  equivalent  to the giving of such  notice.  All waivers and  consents shall  be  filed  with  the  minutes  of  the  meeting  or  the  records  of the corporation.

     Attendance of a person, either in person or by proxy, at any meeting, shall constitute a waiver of notice of such meeting,  except where a person  attends a meeting for the express  purpose of objecting to the transaction of any business because the meeting was not lawfully called or convened.

                                    ARTICLE V

                                    Officers

     SECTION  5.01.Number,  Qualifications and Designation.  The officers of the
corporation  shall  be  a  chairman  of  the  board,  president,   one  or  more
vice-presidents,  a secretary,  a treasurer,  and such other  officers as may be elected in accordance  with the provisions of Section 5.03 of this Article.  The chairman of the board and any vice-chairman of the board shall be elected by the
Board of Directors  from among the members of the board.  Any natural person may hold  more  than  one  office.  Officers  may  but  need  not  be  directors  or stockholders  of the  corporation.  All  officers  of the  corporation  shall be natural persons of full age.

     SECTION  5.02.Election and Term of Office. The officers of the corporation, except  those  elected by delegated  authority  pursuant to Section 5.03 of this
Article,  shall be elected  annually  by the Board of  Directors,  and each such officer shall hold office after the  expiration of his term until a successor is chosen or until his  resignation or removal before the expiration of his term. A failure to elect officers shall not require the corporation to be dissolved.

     SECTION  5.03.Subordinate  Officers,  Committees  and Agents.  The Board of
Directors  may from time to time elect  such other  officers  and  appoint  such committees,  employees,  or other agents as the business of the  corporation may require, including one or more assistant secretaries,  and one or more assistant treasurers, each of whom shall hold office for such period, have such authority, and perform  such duties as are  provided  in these  bylaws,  or as the Board of
Directors may from time to time  determine.  The Board of Directors may delegate to any  officer or  committee  the power to elect  subordinate  officers  and to retain or appoint  employees or other  agents,  or  committees  thereof,  and to prescribe  the authority and duties of such  subordinate  officers,  committees, employees or other agents,  but in no event shall this  delegated  power include the power to expand upon the authority and duties of the  vice-presidents as set forth in Section 5.10.

     SECTION  5.04.Resignations.  Any officer or agent may resign at any time by giving  written  notice to the Board of  Directors,  or to the  president or the secretary of the  corporation  without  prejudice to the rights,  if any, of the corporation  under  any  contract  to which  the  officer  is a party.  Any such resignation  shall take  effect at the date of the  receipt of such notice or at any later time specified therein and, unless otherwise  specified  therein,  the acceptance of such resignation shall not be necessary to make it effective.

     SECTION 5.05.Removal.  Any officer,  committee,  employee or other agent of the  corporation  may be removed,  either for or without cause,  by the Board of
Directors or other authority which elected or appointed such officer, committee, or other agent whenever in the judgement of such  authority,  the best interests of the corporation will be served thereby.

     SECTION  5.06.Vacancies.   A  vacancy  in  any  office  because  of  death,
resignation, removal,  disqualification,  or any other cause, shall be filled by the Board of Directors or by the officer or committee to which the power to fill such office has been delegated pursuant to Section 5.03 of this Article,  as the case may be, and if the office is one for which these  bylaws  prescribe a term, shall be filled for the unexpired portion of the term.

     SECTION  5.07.General  Powers.  All officers of the  corporation as between themselves and the  corporation,  shall,  respectively,  have such authority and perform  such  duties in the  management  of the  property  and  affairs  of the corporation as may be determined by resolution of the Board of Directors,  or in the absence of controlling provisions in a resolution of the Board of Directors, as may be provided in these bylaws.

     SECTION 5.08.Chairman and Vice-Chairman of Board of Directors. The chairman of the Board of Directors or, in the absence of the chairman,  the vice-chairman of the Board,  shall be the chief executive officer of the corporation.  Subject to the  provisions  of  these  bylaws  and  to the  direction  of the  Board  of
Directors,   the  chairman  shall  have  the  ultimate  responsibility  for  the management and control of the affairs and business of the  corporation and shall perform all duties and have all powers which are commonly incident to the office of chief executive  officer or which are delegated to him or her by the Board of
Directors.

     The  chairman  of  the  Board,  or in the  absence  of  the  chairman,  the vice-chairman  of the Board,  shall preside at all meetings of the  stockholders and of the Board of Directors.

     The  chairman  of  the  Board,  or in the  absence  of  the  chairman,  the vice-chairman of the Board, shall have power to execute and acknowledge,  in the name of the corporation, all stock certificates, mortgages, bonds, contracts and other  instruments  of the  corporation  which  are  authorized  by the Board of
Directors,  except  in cases  where the  execution  thereof  shall be  expressly delegated by the Board of Directors,  or by these bylaws,  to some other officer or agent of the  corporation.  The chairman shall have general  supervision  and direction of all of the other officers and agents of the corporation.

     SECTION 5.09.President.  The president shall be the chief operating officer of  the  corporation,  shall  be in  charge  of day  to  day  operations  of the corporation  and shall  have such  duties and powers as may from time to time be delegated  to the  president by the Board of Directors or by the chairman of the
Board  of  Directors.   In  the  absence  or  disability  of  the  chairman  and
vice-chairman  of the Board of Directors,  or during a period of vacancy in such offices,  the  president  shall  act  as  the  chief  executive  officer  of the corporation and shall have the duties and powers of the chairman.

     SECTION  5.10.Vice-Presidents.  The Board of  Directors  may appoint one or more  vice-presidents,  as it shall deem proper. In the absence or disability of the president,  the  vice-presidents,  in order of rank as fixed by the Board of
Directors,  shall perform all duties of the president, and when so acting, shall have all of the  powers of and be subject  to all of the  restrictions  upon the president.  Vice-presidents  shall have such powers and  perform  such duties as from time to time may be prescribed for them by the Board of Directors.

     SECTION  5.11.Secretary.  The  secretary  or an assistant  secretary  shall attend all meetings of the  stockholders and of the Board of Directors and shall record all the votes of the stockholders and of the directors and the minutes of the meetings of the stockholders and of the Board of Directors and of committees of the  board in a book or books to be kept  for that  purpose;  shall  see that notices  are  given  and  records  and  reports  properly  kept and filed by the corporation  as  required  by law;  shall  be the  custodian  of the seal of the corporation and see that it is affixed to all documents to be executed on behalf of the  corporation  under its seal;  and, in general,  shall perform all duties incident to the office of  secretary,  and such other duties as may from time to time be assigned by the Board of Directors or the president.

     SECTION 5.12.Treasurer. The treasurer is the chief financial officer of the corporation.  The treasurer or an assistant  treasurer shall have or provide for the custody of the funds or other property of the  corporation  and shall keep a separate  book  account  of the same to his or her  credit as  treasurer;  shall collect and receive or provide for the  collection  and receipt of monies earned by or in any manner due to or received  by the  corporation;  shall  deposit all funds in his or her  custody  as  treasurer  in such  banks or other  places  of deposit  as the  Board of  Directors  may from  time to time  designate;  shall, whenever so required by the Board of  Directors,  render an account  showing all transactions as treasurer, and the financial condition of the corporation;  and, in  general,  shall  discharge  such  other  duties  as may from time to time be assigned by the Board of Directors or the president.

     SECTION  5.13.Officers'  Bonds.  Any  officer  shall  give a bond  for  the faithful  discharge  of the duties of the officer in such sum, if any,  and with such surety or sureties as the Board of Directors shall require.

     SECTION 5.14.Salaries. The salaries of the officers elected by the Board of
Directors  shall be fixed from time to time by the Board of Directors or by such officer as may be designated  by resolution of the board.  The salaries or other compensation  of any other  officers,  employees and other agents shall be fixed from time to time by the officer or  committee  to which the power to elect such officers  or to  retain or  appoint  such  employees  or other  agents  has been delegated  pursuant  to  Section  5.03 of this  Article.  No  officer  shall  be prevented from receiving such salary or other compensation by reason of the fact that the officer is also a director of the corporation.

                                   ARTICLE VI

                      Certificates of Stock, Transfer, Etc.

     SECTION  6.01.Issuance.  The share certificates of the corporation shall be numbered  and  registered  in  the  share  ledger  and  transfer  books  of  the corporation  as they are  issued.  They  shall be signed by the  president  or a vice-president  and by the secretary or an assistant  secretary or the treasurer or an assistant  treasurer,  and shall bear the corporate  seal,  which may be a facsimile,  engraved or printed; provided,  however, that where such certificate is  countersigned  or otherwise  authenticated by a transfer agent or a transfer clerk and by a registrar,  then a facsimile of the  signatures  of any corporate officers or agents, the transfer agent or transfer clerk or the registrar of the corporation may be printed or  lithographed  upon the certificate in lieu of the actual signatures. In the event that any officer or officers who have signed, or whose facsimile signatures have been used on any certificate or certificates for stock cease to be an officer or officers because of death,  resignation or other reason,  before the certificate or certificates for stock have been delivered by the corporation,  the certificate or certificates may nevertheless be adopted by the  corporation and be issued and delivered as though the person or persons who signed  the  certificate  or  certificates,  or  whose  facsimile  signature  or signatures  have been used thereon,  had not ceased to be an officer or officers of the corporation.

     SECTION  6.02.Transfer.  Transfers  of shares shall be made on the books of the corporation  upon surrender of the certificates  therefore,  endorsed by the person named in the certificate or by attorney lawfully  constituted in writing.
No  transfer  shall be made  inconsistent  with the  provisions  of the  Uniform
Commercial Code of the State of Nevada and its amendments and supplements.

     SECTION 6.03.Share Certificates. Certificates for shares of the corporation shall be in such  form as  provided  by  statute  and  approved  by the Board of
Directors. The share record books and the blank share certificate books shall be kept by the  secretary or by any agent  designated by the Board of Directors for that purpose.  Every certificate  exchanged or returned to the corporation shall be marked "Canceled," with the date of cancellation.

     SECTION  6.04.Record Holder of Shares. The corporation shall be entitled to treat the person in whose name any share or shares of the  corporation  stand on the books of the  corporation as the absolute  owner  thereof,  and shall not be bound to recognize  any  equitable or other claim to, or interest in, such share or shares on the part of any other person.

     SECTION 6.05.Lost,  Destroyed or Mutilated Certificates.  The holder of any shares of the corporation shall immediately  notify the corporation of any loss, destruction  or  mutilation  of the  certificate  therefore,  and the  Board  of
Directors may, in its discretion,  cause a new certificate or certificates to be issued  to such  holder,  in case of  mutilation  of the  certificate,  upon the surrender of the mutilated  certificate,  or, in case of loss or  destruction of the certificate,  upon satisfactory  proof of such loss or destruction,  and, if the Board of Directors  shall so  determine,  the deposit of a bond in such form and in such sum, and with such surety or sureties, as it may direct.

                                   ARTICLE VII

                       Indemnification of Corporate Agents

     SECTION  7.01.Indemnification of Authorized  Representatives in Third Party
Proceedings. The corporation shall indemnify any person who was or is threatened to be made a party to any  threatened,  pending  or  completed  action,  suit or proceeding, whether civil, criminal, administrative or investigative,  except an action by or in the right of the  corporation,  by reason of the fact that he is or was a director,  officer, employee or agent of the corporation,  or is or was serving at the request of the  corporation as a director,  officer,  employee or agent  of  another  corporation,  partnership,  joint  venture,  trust  or other enterprise,  against expenses,  including attorneys' fees, judgments,  fines and amounts paid in settlement  actually and  reasonably  incurred by such person in connection  with the action,  suit or  proceeding  if such person  acted in good faith and in a manner  which such  person  reasonably  believed  to be in or not opposed to the best  interests  of the  corporation,  and,  with  respect to any criminal action or proceeding,  had no reasonable cause to believe such person's conduct was  unlawful.  The  termination  of any action,  suit or  proceeding by judgment,  order, settlement,  conviction,  or upon a plea of nolo contendere or its equivalent,  does not, of itself,  create a presumption that such person did not act in good faith and in a manner which such person  reasonably  believed to be in or not opposed to the best interests of the  corporation,  and that,  with respect to any criminal action or proceeding,  such person had reasonable  cause to believe that such person's conduct was unlawful.

     SECTION  7.02.Indemnification  of Authorized  Representatives  in Corporate
Proceedings. The corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened,  pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that such person is or was a director,  officer,  employee or  agent  of the  corporation,  or is or was  serving  at  the  request  of the corporation as a director,  officer,  employee or agent of another  corporation,
partnership,   joint  venture,  trust  or  other  enterprise  against  expenses, including amounts paid in settlement and attorneys' fees actually and reasonably incurred by such person in  connection  with the  defense or  settlement  of the action or suit if such  person  acted in good  faith and in a manner  which such person reasonably  believed to be in or not opposed to the best interests of the corporation.  Indemnification  may not be made for any claim, issue or matter as to which such  person has been  adjudged by a court of  competent  jurisdiction, after  exhaustion of all appeals  therefrom,  to be liable to the corporation or for amounts paid in settlement to the corporation, unless and only to the extent that the  court in which  the  action  or suit  was  brought  or other  court of competent  jurisdiction  determines  upon  application  that  in view of all the circumstances  of the case,  such  person is fairly and  reasonably  entitled to indemnity for such expenses as the court deems proper.

     SECTION  7.03.Successful  Defense. To the extent that a director,  officer, employee  or agent of the  corporation  has been  successful  on the  merits  or otherwise in defense of any action,  suit or proceeding  referred to in Sections
7.01 and 7.02, or in defense of any claim, issue or matter therein,  such person must be indemnified by the corporation  against expenses,  including  attorneys'
fees,  actually and  reasonably  incurred by such person in connection  with the defense.

     SECTION    7.04.Determination   that   Indemnification   is   Proper.   Any
indemnification  under  Sections  7.01 and 7.02,  unless  ordered  by a court or advanced  pursuant  to Section  7.05,  must be made by the  corporation  only as authorized in the specific case upon a determination that indemnification of the director,  officer,  employee  or  agent is  proper  in the  circumstances.  The determination must be made:

          (a)  By the stockholders;

          (b)  By  the  Board  of  Directors  by a  majority  vote  of a  quorum consisting  of directors who were not parties to the act, suit or proceeding;

          (c)  If a majority  vote of a quorum  consisting of directors who were not  parties  to the  act,  suit  or  proceeding  so  orders,  by independent legal counsel in a written opinion; or

          (d)  If a quorum  consisting of directors who were not parties to act, suit or  proceeding  cannot be  obtained,  by  independent  legal counsel in a written opinion.

     SECTION  7.05.Advance  Payment of  Expenses.  The  expenses of officers and directors  incurred in defending a civil or criminal action,  suit or proceeding must be paid by the corporation as they are incurred and in advance of the final disposition of the action, suit or proceeding, upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is  ultimately determined by a court of competent jurisdiction that such person is not entitled to be indemnified by the  corporation.  The provisions of this subsection do not affect any rights to advancement of expenses to which corporate  personnel other than  directors or officers  may be entitled  under any contract or otherwise by law.

     SECTION  7.06.Preservation of Other Rights;  Survival.  The indemnification and advancement of expenses authorized in or ordered by a court pursuant to this
Article VII:

          (a)  Does not  exclude  any  other  rights  to which a person  seeking indemnification  or advancement of expenses may be entitled under
               the  articles  of  incorporation   or  any  agreement,   vote  of
               stockholders or disinterested directors or otherwise,  for either an  action in such  person's  official  capacity  or an action in another capacity while holding such person's office,  except that indemnification,  unless  ordered by a court  pursuant to Section
               7.02 or for the  advancement of expenses made pursuant to Section
               7.05,  may not be made to or on behalf of any director or officer if a final  adjudication  establishes  that his acts or omissions involved intentional misconduct,  fraud or a knowing violation of the law and was material to the cause of action; and

          (b)  Continues for a person who has ceased to be a director,  officer, employee  or  agent  and  inures  to the  benefit  of the  heirs, executors and administrators of such a person.

     SECTION 7.07.Severability.  If this Article VII or any portion hereof shall be  invalidated on any ground by any court of competent  jurisdiction,  then the
corporation  shall  nevertheless   indemnify  each  employee  or  agent  of  the
corporation  as to costs,  charges and  expenses  (including  attorneys'  fees), judgments,  fines and amounts paid in settlement with respect to any action suit
or  proceeding,  whether  civil,  criminal,   administrative  or  investigative,
including an action by or in the right of the corporation, to the fullest extent permitted by any applicable portion of this Article VII that shall not have been invalidated and to the fullest extent permitted by applicable law.

     SECTION  7.08.Subrogation.  In the event of payment of indemnification to a person described in Sections 7.01 and 7.02, the corporation  shall be subrogated to the extent of such payment to any right of recovery  such person may have and such person, as a condition of receiving  indemnification  from the corporation, shall  execute all  documents  and do all things that the  corporation  may deem necessary  or  desirable  to  perfect  such  right of  recovery,  including  the execution of such documents  necessary to enable the corporation  effectively to enforce any such recovery.

     SECTION  7.09.No  Duplication  of Payments.  The  corporation  shall not be liable under this Article VII to make any payment in  connection  with any claim made  against a person  described  in Sections  7.01 and 7.02 to the extent such person has otherwise  received  payment (under any insurance  policy,  by law or otherwise) of the amounts otherwise payable as indemnity hereunder.

     SECTION  7.10.Insurance and Other Financial  Arrangements.  The corporation may purchase and maintain  insurance  or make other  financial  arrangements  on behalf of any person  described in Sections  7.01 and 7.02 against any liability asserted  against,  and liability and expenses  incurred by, such person in such person's  capacity as a director,  officer,  employee or agent or arising out of such  person's  status as such,  whether or not the  corporation  would have the power to indemnify such person against such liability and expenses.

     The other financial  arrangements made by the corporation  pursuant to this
Section may include (a) the creation of a trust fund; (b) the establishment of a program of self-insurance;  (c) the securing of the corporation's  obligation of indemnification  by granting a security  interest or other lien in any assets of the  corporation;  (d) the  establishment  of a letter of  credit,  guaranty  or surety; or (e) any other arrangement legally available to the corporation.

     No  financial  arrangement  made  pursuant  to  this  Section  may  provide protection  for a person  adjudged by a court of competent  jurisdiction,  after exhaustion of all appeals  therefrom,  to be liable for intentional  misconduct, fraud or a knowing  violation of law,  except with respect to the advancement of expenses or indemnification ordered by a court.

     Any  insurance or other  financial  arrangement  made on behalf of a person pursuant to this Section may be provided by the  corporation or any other person approved by the Board of  Directors,  even if all or part of the other  person's stock or other securities is owned by the corporation.

     In the absence of fraud,  (a) the  decision of the Board of Directors as to the propriety of the terms and  conditions  of any insurance or other  financial arrangement  made  pursuant  to this  Section  and the  choice of the  person to provide the insurance or other financial arrangement is conclusive;  and (b) the insurance or other financial  arrangement (i) is not void or voidable;  and (ii)
does not subject any director approving it to personal liability for his action, even if a director  approving the insurance or other financial  arrangement is a beneficiary of the insurance or other financial arrangement.

     SECTION 7.11.Nonapplicability to Fiduciaries of Employee Benefit Plan. This
Article  does not  apply  to any  proceeding  against  any  trustee,  investment manager,  or  other  fiduciary  of an  employee  benefit  plan in such  person's
capacity  as  such,   even  though  such  person  may  also  be  an   authorized
representative of the corporation. The corporation shall have power to indemnify such trustee,  investment  manager or other fiduciary to the extent permitted by the Nevada Corporations Code.

     SECTION 7.12.Retroactive Effect. To the extent permitted by applicable law, the rights and powers granted  pursuant to this Article VII shall apply to acts, actions, suits and proceedings occurring or in progress prior to the adoption of these amended and restated bylaws.

                                  ARTICLE VIII

                                Corporate Records

     SECTION  8.01.Access to Records of  Corporation.  The accounting  books and records  and  minutes  of  proceedings  of the  stockholders  and the  board and committees of the board shall be open to inspection  upon the written  demand on the  corporation of any  stockholder or holder of a voting trust  certificate at any  reasonable  time during  usual  business  hours,  for a purpose  reasonably related to such  holder's  interests as a  stockholder  or as the holder of such voting trust certificate. Such inspection by a stockholder or holder of a voting trust  certificate may be made in person or by agent or attorney,  and the right of inspection includes the right to copy and make extracts.

     SECTION   8.02.Stockholders'   Rights  of  Inspection.   A  stockholder  or
stockholders  holding at least  fifteen  (15)  percent in the  aggregate  of the outstanding  voting shares of the corporation shall have an absolute right to do either or both of the following:

          (1)  Inspect and copy the record of stockholders'  names and addresses and  shareholdings  during  usual  business  hours  upon five (5)
               business days' prior written demand upon the corporation; or

          (2)  Obtain from the transfer agent for the  corporation  upon written demand and upon the tender of its usual  charges  for such a list
               (the amount of which charges  shall be stated to the  stockholder by the  transfer  agent  upon  request)  a list of the  names and addresses  of  stockholders  who are  entitled  to  vote  for the election of  directors,  and their  shareholdings  as of the most recent  record  date for which it has been  compiled or as of the date  specified  by the  stockholder  subsequent  to the  date of demand.  The list shall be made  available on or before the later of five (5)  business  days after the demand is  received  or the date specified  therein as the date as of which the list is to be compiled.  The corporation shall have the responsibility to cause its transfer agent to comply with this Section.

     Any delay by the  corporation  or the transfer  agent in  complying  with a demand under this Section  beyond the time limits  specified  therein shall give the stockholder or the stockholders properly making the demand a right to obtain from the proper  court,  upon the filing of a verified  complaint  in the proper county and after a hearing, notice of which shall be given to such person and in such  manner as the court may  direct,  an order  postponing  any  stockholders'
meeting  previously noticed for a period equal to the period of such delay. Such right shall be in addition to any other legal or equitable remedies to which the stockholder may be entitled.

     The record of the stockholders shall also be open to inspection and copying by any  stockholder  or holder of a voting trust  certificate at any time during usual  business  hours upon  written  demand on the  corporation,  for a purpose reasonably  related to such holder's  interests as a stockholder  or holder of a voting trust  certificate.  Any inspection and copying under this Section may be made in person or by agent or attorney.

                                   ARTICLE IX

                        Director's Inspection of Records

     SECTION 9.01. Absolute Right of Director to Inspect Records. Every director shall have the  absolute  right at any  reasonable  time to inspect and copy all books,  records  and  documents  of  every  kind  and to  inspect  the  physical properties of the corporation and also of its subsidiary corporations,  domestic or foreign.  Such  inspection by a director may be made in person or by agent or attorney  and the  right  of  inspection  includes  the  right  to copy and make extracts.

                                    ARTICLE X

                                  Miscellaneous

     SECTION 10.01.  Corporate Seal. The corporation shall have a corporate seal in the form of a circle  containing  the  name of the  corporation,  the year of incorporation,  and the word  "Nevada,"  but  failure  to affix such seal to any instrument shall not affect the validity thereof.

     SECTION 10.02. Checks. All checks, notes, bills of exchange or other orders in writing  shall be signed by such person or persons as the Board of  Directors may from time to time designate.

     SECTION 10.03. Contracts. Except as otherwise provided in these bylaws, the
Board of Directors may authorize  any officer or officers,  agent or agents,  to enter into any contract or to execute or deliver any instrument on behalf of the corporation and such authority may be general or confined to specific instances.

     SECTION 10.04.  Deposits.  All funds of the corporation  shall be deposited from  time  to time to the  credit  of the  corporation  in  such  banks,  trust companies,  or other  depositories  as the Board of  Directors  may  approve  or designate, and all such funds shall be withdrawn only upon checks signed by such one or more  officers or employees as the Board of Directors  shall from time to time determine.

     SECTION 10.05.  Reports. The Board of Directors shall present at the annual meeting of  stockholders a report of the financial  condition of the corporation as of the closing date of the  preceding  fiscal  year.  Such report shall be in such form as shall be approved by the Board of Directors  and shall be available for inspection by the stockholders at the annual meeting. The Board of Directors may, but shall not be required to, have such report  prepared and verified by an independent certified public accountant or by a firm of practicing accountants.

     SECTION  10.06.  Amendment  of  Bylaws.  These  bylaws  may be  amended  or repealed,  or new bylaws may be adopted,  by the vote or written  consent of the stockholders  who hold at least a majority of the voting power of the issued and outstanding  stock  entitled  to voting  power at any duly  organized  annual or special meeting of stockholders; provided, however, that subject to the right of stockholders  to adopt,  amend or repeal  bylaws,  bylaws (other than a bylaw or amendment  thereof changing the authorized  number of directors) may be adopted, amended or repealed by the Board of Directors.